Auriga Laboratories Appoints Frank R. Greico as Chief Financial Officer

LOS ANGELES--(BUSINESS WIRE)--Auriga Laboratories, Inc. (OTCBB: ARGA), a specialty pharmaceutical company with products for the treatment of Xerostomia, dermatological conditions, and acute respiratory diseases, announced today that it has appointed Frank R. Greico as its Chief Financial Officer, effective September 1st. Mr. Greico replaces Charles R. Bearchell, who will assume the position of Director of Financial Reporting. Mr. Greico has 28 years of finance and operations experience, including most recently as the Chief Financial Officer of Catalytic Solutions, Inc. (AIM: CTS, CTSR), an advanced materials science company.

Mr. Greico’s experience includes financing and capitalization, mergers and acquisitions, strategic planning, international expansion, product development, licensing, information systems, SEC reporting and investor relations. Prior to joining Catalytic Solutions, Mr. Greico held executive positions at Infotrieve, Phatnoise, PeopleLink, Quarterdeck, Knowledge Adventure, and W. R. Grace.

“The addition of Frank to our senior team significantly bolsters our ability to position the company for rapid growth over the next 12 months,” said Philip S. Pesin, CEO of Auriga. “Our recently announced expansion of our sales team to over 1,000 full time equivalents in 2008 and our plans to list on a national exchange requires the addition of an executive with Frank’s experience.”

Mr. Greico holds an MBA from Pace University, New York, in management information systems, a BBA in accounting from Pace, is a certified public accountant and a NY office PricewaterhouseCoopers alumnus.

About Auriga Laboratories(TM)

Auriga Laboratories is a specialty pharmaceutical company building an industry changing commission-based sales model. The company’s high-growth business model combines driving revenues through a variable cost commission-based sales structure, acquisition of proven brand names, introduction of new brands, and a strategic development pipeline, all of which is designed to enhance its growing direct relationships with physicians nationwide. Auriga’s exclusive prescription and over-the-counter product portfolio includes Aquoral(TM) for the treatment of Xerostomia, Akurza(TM) and Xyralid(TM) dermatology products, and the Zinx(TM), Extendryl®, and Levall® families of products for relief of symptoms associated with a range of acute respiratory diseases. For more information, visit: www.aurigalabs.com.

Forward-Looking Statements

The information contained herein includes forward-looking statements. These statements relate to future events or to the company’s future financial performance, and involve known and unknown risks, uncertainties and other factors that may cause its actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by these forward-looking statements. You should not place undue reliance on forward-looking statements since they involve known and unknown risks, uncertainties and other factors which are, in some cases, beyond the company’s control and which could, and likely will, materially affect actual results, levels of activity, performance or achievements. Any forward-looking statement reflects the company’s current views with respect to future events and is subject to these and other risks, uncertainties and assumptions relating to its operations, results of operations, growth strategy and liquidity. The company assumes no obligation to publicly update or revise these forward-looking statements for any reason, or to update the reasons actual results could differ materially from those anticipated in these forward-looking statements, even if new information becomes available in the future. Important factors that could cause actual results to differ materially from the company’s expectations include, but are not limited to, those factors that are disclosed under the heading “Risk Factors” and elsewhere in documents filed by the company from time to time with the United States Securities and Exchange Commission and other regulatory authorities. Statements regarding the company’s ability to increase its sales force and the success of such sales force in selling its products in light of competitive and other factors, the regulatory status and/or regulatory compliance of its products, the estimated market for hair products, the development of additional products, its ability to sustain market acceptance for its products, its dependence on collaborators, the company’s exposure to product liability claims, and the company’s prices, future revenues and income and cash flows and other statements that are not historical facts contain predictions, estimates and other forward-looking statements. Although the company believes that its expectations are based on reasonable assumptions, it can give no assurance that its goals will be achieved and these statements will prove to be accurate. Important factors could cause actual results to differ materially from those included in the forward-looking statements.

Contact:
Auriga Laboratories, Inc.
Jae Yu, 310-461-3612
jyu@aurigalabs.com
or
CEOcast, Inc.
Andrew Hellman, 212-732-4300
Adhellman@ceocast.com